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                                                                  Exhibit 10.1.5

                      AIRONET WIRELESS COMMUNICATIONS, INC.
                        1999 OMNIBUS STOCK INCENTIVE PLAN



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                                TABLE OF CONTENTS
                                -----------------
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
1        PURPOSE OF THE PLAN......................................................................................1

2        DEFINITIONS..............................................................................................1

3        STOCK SUBJECT TO THE PLAN................................................................................6
         3.1      SHARES..........................................................................................6
         3.2      SARS............................................................................................6
         3.3      UNITS...........................................................................................6
         3.4      MAXIMUM ANNUAL AWARDS...........................................................................6
         3.5      COMPUTATION.....................................................................................6
         3.6      PERMANENT DEDUCTION.............................................................................6
         3.7      REVERSAL........................................................................................7

4        ADMINISTRATION OF THE PLAN...............................................................................7
         4.1      PROCEDURE.......................................................................................7
         4.2      POWERS OF THE COMMITTEE.........................................................................7
         4.3      EFFECT OF BOARD AND COMMITTEE DECISIONS.........................................................8
         4.4      EXCULPATION AND INDEMNIFICATION.................................................................8

5        ELIGIBILITY..............................................................................................9

6        STOCK OPTION RULES AND CONDITIONS........................................................................9
         6.1      OPTION GRANTS...................................................................................9
         6.2      TERM OF OPTIONS................................................................................10
         6.3      EXERCISE PRICE.................................................................................10
         6.4      PAYMENT OF EXERCISE PRICE......................................................................10
                  6.4.1    ACCEPTABLE FORMS OF CONSIDERATION.....................................................10
                  6.4.2    WITHHOLDING TAX LOANS.................................................................10
                  6.4.3    COMPANY WITHHOLDING OF TAXES..........................................................11
                  6.4.4    VALUATION OF SHARES DELIVERED OR WITHHELD.............................................11
                  6.4.5    DELIVERY OF ALREADY OWNED SHARES......................................................12
         6.5      METHOD OF EXERCISE.............................................................................12
                  6.5.1    PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.......................................12
                  6.5.2    TERMINATION OF EMPLOYMENT.............................................................12
                  6.5.3    DEATH OF OPTIONEE.....................................................................13
         6.6      DISABILITY OF OPTIONEE.........................................................................14
         6.7      RETIREMENT OF OPTIONEE.........................................................................14
         6.8      NONTRANSFERABILITY OF OPTIONS..................................................................14

7        STOCK APPRECIATION RIGHTS RULES AND CONDITIONS..........................................................15
         7.1      STOCK APPRECIATION RIGHT GRANTS................................................................15
         7.2      EXERCISE OF FREE-STANDING SARS.................................................................15
         7.3      EXERCISE OF A TANDEM SAR.......................................................................15
         7.4      EXPIRATION.....................................................................................16

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
8        RESTRICTED STOCK RULES AND CONDITIONS...................................................................16
         8.1      RESTRICTED STOCK GRANTS........................................................................16
         8.2      ISSUANCE OF RESTRICTED STOCK...................................................................16
         8.3      RIGHTS.........................................................................................17
         8.4      RESTRICTED PERIOD..............................................................................17
         8.5      DELIVERY.......................................................................................17

9        [This section is reserved for use by future amendment]..................................................17

10       PERFORMANCE UNITS RULES AND CONDITIONS..................................................................17
         10.1     PERFORMANCE UNITS GRANTS.......................................................................17
         10.2     VESTING........................................................................................18
         10.3     INITIAL VALUE..................................................................................18
         10.4     PAYMENT........................................................................................18
         10.5     LOSS OF AWARD..................................................................................19
         10.6     CHANGE IN CONTROL..............................................................................19
         10.7     SECTION 162(m) PERFORMANCE GOALS...............................................................19

11       ADJUSTMENTS.............................................................................................19
         11.1     GENERAL ADJUSTMENTS............................................................................19
         11.2     DISSOLUTION OR LIQUIDATION.....................................................................19
         11.3     SPECIAL ADJUSTMENTS UPON CHANGE IN CONTROL.....................................................20
         11.4     DEFINITION OF "CHANGE IN CONTROL"..............................................................20
         11.5     DEFINITION OF "CHANGE IN CONTROL PRICE"........................................................21

12       TIMING OF GRANTING OF AWARDS............................................................................21

13       AWARD AGREEMENTS........................................................................................21

14       CONDITIONS UPON ISSUANCE OF SHARES .....................................................................21

15       FORFEITURE OF AWARDS AND REALIZED BENEFITS..............................................................22
         15.1     LOSS OF UNEXERCISED OPTIONS OR OTHER AWARDS....................................................22
         15.2     AWARDEE CERTIFICATION UPON EXERCISE............................................................23
         15.3     LOSS OF REALIZED BENEFITS......................................................................23
         15.4     CUMULATIVE RIGHTS..............................................................................24

16       RESERVATION OF SHARES...................................................................................25

17       EFFECTIVENESS OF PLAN...................................................................................25

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
18       AMENDMENT OF PLAN AND OUTSTANDING AWARDS................................................................25

19       GENERAL PROVISIONS......................................................................................26
         19.1     GRANTS TO FOREIGN EMPLOYEES....................................................................26
         19.2     NATURE OF BENEFITS.............................................................................26
         19.3     DETERMINATION OF DEADLINES.....................................................................26
         19.4     GOVERNING LAW..................................................................................26
         19.5     GENDER AND NUMBER..............................................................................26
         19.6     CAPTIONS.......................................................................................27
         19.7     UNFUNDED OBLIGATIONS...........................................................................27


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                      AIRONET WIRELESS COMMUNICATIONS, INC.
                        1999 OMNIBUS STOCK INCENTIVE PLAN


         1    PURPOSE OF THE PLAN

         The purpose of this Plan is to enable the Company to attract, retain and reward key employees of the Company and its Subsidiaries and strengthen the mutuality of interest between such key employees and the Company's stockholders by offering such key employees Stock Options, Restricted Stock, Stock Appreciation Rights and Performance Units.

         2    DEFINITIONS

         In addition to other capitalized terms defined elsewhere in this Plan, the following terms shall have the respective meanings set forth below:

         "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "ADJUSTED VALUE" means the dollar amount value of Performance Units determined as of a Valuation Date.

         "AUTHORIZED SHARES" means the maximum aggregate number of shares of Common Stock specified in Section 3 as being authorized for issuance and/or sale under the Plan, subject to adjustment thereof in accordance with Section 11 of the Plan.

         "AWARD" means an award of Stock Options, Restricted Stock, Stock Appreciation Rights and Performance under the Plan.

         "AWARD AGREEMENT" means the written agreement evidencing an Award by and between the Company and the Awardee as required by Section 13.

         "AWARDEE" means an Employee to whom an Award is made.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMISSION" means the United States Securities and Exchange
Commission.


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         "COMMITTEE" means one or more committees appointed by the Board in accordance with Section 4, if committees are appointed. If, with respect to any individual Award under this Plan, any committee is not comprised solely of two or more non-employee directors which would cause such committee not to satisfy the disinterested administration requirement of Rule 16b-3, as then applicable to the Company under the Act, or is comprised of any members which would cause the committee not to meet the "outside director" administration requirement of Code Section 162(m)(4)(C) and regulations thereunder, then in such event the committee shall be comprised of the entire Board as to Rule 16b-3, or a committee without such non-outside director member or members as to Section 162(m). If no Committee has been appointed, any reference to the Committee shall be deemed a reference to the Board.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company or such other class of equity securities or other securities as may be applicable under Section 10.

         "COMPANY" means Aironet Wireless Communications, Inc., a Delaware corporation and any successor to substantially all of its business.

         "CONTINUOUS EMPLOYMENT" means with respect to any Employee, the continued employment of such Employee by the Company or any Subsidiary without interruption or termination after the grant of an Award to such Employee. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board (provided that, in the case of a Tax Qualified Option intended to qualify under Section 422A of the Code, such leave is for a period of not more than ninety
(90) days or re-employment upon the expiration of such leave is mandated by contract or statute) or in the case of transfers between locations of the Company or between the Company or any Subsidiary or any of their respective successors.

         "EMPLOYEE" means any person, including officers and directors who are also officers, who is an employee or consultant of the Company or any Subsidiary, but, however, in limitation of the foregoing, no person shall be an Employee if that person is not an employee as defined in instruction A(1)(a) of Form S-8. The payment of director's fees by the Company shall not be sufficient to constitute a person an "Employee" of the Company. The Committee is empowered to determine whether any person qualifies as a "Employee" for purposes of the Plan.

         "FAIR MARKET VALUE" means, unless otherwise determined by the Committee in good faith, the closing price of the Common Stock on the day prior to the relevant event as reported on the Nasdaq Stock Market National Market System or other "System or Exchange" which is as of the date of determination is the principal trading market for the

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Shares. If no price was reported for the Shares on the date of determination, the closing price for the last trading day prior to the date of determination shall govern. Notwithstanding the foregoing, if this method of determining Fair Market Value is inconsistent with the then existing requirements of the Code with respect to any Tax Qualified Option, Award intended to qualify under
Section 162(m) of the Code or any Securities Requirement , then the Committee may determine Fair Market Value in such manner as is required for such Tax Qualified Option, Award intended to qualify under Section 162(m) or as required to satisfy any Securities Requirement.

         "OPTION" or "STOCK OPTION" means a right to purchase a specified number of Shares awarded by the Committee under Section 6.

         "OPTIONED STOCK" means the Common Stock subject to an Option.

         "OPTIONEE" means an Awardee who receives an Option.

         "PERFORMANCE CYCLE" means that period commencing with January 1 of each year in which the grant of a Performance Unit is made and ending on December 31 of the third succeeding year, or such other time period as the Committee may determine. The Committee, it its discretion, may initiate an overlapping Performance Cycle that begins before an existing Performance Cycle has ended.

         "PERFORMANCE GOALS" means one or more performance goals established by the Committee for each Performance Period in writing. Such Performance Goals shall be set no later than the commencement of the applicable Performance Period, or such later date as may be permitted with respect to "performance-based" compensation under Section 162(m) of the Code. Each Performance Goal selected for a particular Performance Period shall be a relative or absolute measure of any one or more of the following: Total Shareholder Return, operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment or revenues. The foregoing terms shall have the same meaning as used in the Company's financial statements, or if the terms are not used in the Company's financial statements, they shall have the meaning generally applied pursuant to general accepted accounting principles, or as used in the industry, as applicable.

         "PERFORMANCE PEER GROUP" means those publicly held companies selected by the Committee prior to the commencement of a Performance Period, or such later date provided by the Code, to form a comparative performance group in applying Section 10.


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         "PERFORMANCE PERIOD" means that period of time during which Performance
Goals are measured to determine the vesting or granting of Performance Units, as the Committee may determine.

         "PERFORMANCE RANKING POSITION" means the relative placement of the Company's Total Shareholder Return measured against the Total Shareholder Return of the other companies in the Performance Peer Group for which purposes rank shall be determined by quartile, with a ranking in the first (1st) quartile (e.g., the Company's Total Shareholder Return is equal to or greater than the Total Shareholder Return of at least seventy-five percent (75%) of the Performance Peer Group) corresponding to the highest quartile of Total Shareholder Return.

         "PERFORMANCE UNIT" or "Units" means units of long-term incentive compensation granted to an Awardee pursuant to Section 10 with respect to a particular Performance Cycle.

         "PLAN" means this Aironet Wireless Communications, Inc. 1999 Omnibus Stock Incentive Plan.

         "PREDECESSOR PLAN" means the Amended and Restated Aironet Wireless Communications, Inc. 1996 Stock Option Plan, as amended.

         "RESTRICTED STOCK" means Common Stock awarded by the Committee under
Section 8.

         "RULE 16b-3" means Rule 16b-3 promulgated by the Commission under the Act or any successor regulation exempting certain transactions involving stock-based compensation arrangements from the liability provisions of Section 16 of the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

         "SECTION 16 PERSON" means an Employee who at the time an Award is made is subject to Section 16 of the Act, as interpreted by the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, and by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

         "SECURITIES LAW REQUIREMENTS" means the Act and the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, including but not limited to Rule 16b-3, and as interpreted by formal or informal opinions

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of, and releases published or other interpretive advice provided by, the Staff of the Commission; other applicable Federal, State and foreign securities laws and regulations promulgated thereunder, as adopted and amended from time to time; and the requirements of the Nasdaq Stock Market or any stock exchange, automated inter-dealer quotation system or other recognized securities market on which the Common Stock is listed or traded or in which the Common Stock is included, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and other interpretive advice, provided by the representatives of such stock exchange, quotation system or other securities market.

         "SHARES" means shares of Common Stock.

         "STOCK APPRECIATION RIGHT" or "SAR" means rights awarded by the Committee under Section 7.

         "SUBSIDIARY" means any business association (including a corporation, partnership or a joint venture, other than the Company) in an unbroken chain of such associations beginning with the Company if each of the associations other than the last association in the unbroken chain owns equity interests (including stock or partnership or joint venture interests) possessing fifty percent (50%) or more of the total combined voting power of all classes of equity interests in one of the other associations in such chain.

         "SUCCESSOR" means the estate of an Awardee or a person who succeeds by will or the laws of descent and distribution to an Awardee's right to an Award.

         "TAX QUALIFIED OPTION" means an Option which is intended at the time of grant to qualify for special tax treatment under Section 422A or other particular provisions of the Code and the regulations, rulings and procedures promulgated, published or otherwise provided thereunder, as adopted and amended from time to time.

         "TOTAL SHAREHOLDER RETURN" means the sum of (i) the appreciation or depreciation in the price of a share of a company's common stock, and (ii) the dividends and other distributions paid during the applicable Performance Cycle, expressed as a percentage basis of the Fair Market Value determined with reference to the first day of the applicable Performance Cycle, as calculated in a manner determined by the Committee.

         "VALUATION DATE" means the date for determining the Adjusted Value of vested Units that will be paid or credited to the Participant or Beneficiary in accordance with Section 10. The Valuation Date shall occur on the last day of the applicable Performance Cycle, or such other time as provided in this Plan, or as the Committee may select. The Valuation Date for each Performance Cycle shall be set forth in the grant of Performance Units and

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shall be established no later than the date on which the Performance Goals for a particular Performance Cycle are selected, except as otherwise specifically provided herein.

         3   STOCK SUBJECT TO THE PLAN

         3.1 SHARES. Subject to adjustment as provided in Section 11, the total number of Shares to be issued (i) upon (A) the exercise of Options granted under the Plan or (B) grants of Restricted Stock, and (ii) issued in payment of SARs and Performance Units shall not, in any such event, exceed 1,765,817 Shares (the "Authorized Shares"). The Authorized Shares include 400,000 Shares to support options which were granted under the Predecessor Plan, rescinded prior to issuance, and are to be issued under this Plan.

         3.2 SARS. Subject to adjustment as provided in Section 11, the number of SARs granted under the Plan may not exceed 500,000 (the number of SARs subject to any Award shall be determined with reference to a number of Shares).

         3.3 UNITS. The number of Performance Units granted under the Plan may not exceed 200,000.

         3.4 MAXIMUM ANNUAL AWARDS. The maximum number of Shares with respect to which Options, SARs and Restricted Stock Awards under this Plan may be granted, or which may be issued upon settlement of Awards, to any Employee in any one year shall not exceed five hundred thousand (500,000).

         3.5 COMPUTATION. For purposes of computing the number of Authorized Shares available from time to time for grants of Options and Restricted Stock, and for payment of SARs and Performance Units, the number of Shares subject to each Option and Restricted Stock Award shall be provisionally counted against the Authorized Shares from grant until exercise of Options, lapse of restrictions on Restricted Stock, or expiration, lapse, cancellation, surrender or other forfeiture of the Options or Restricted Stock, as applicable. Likewise, for purposes of computing the number of SARs and Performance Units available from time to time for grant, the number of SARs and Performance Units granted shall be provisionally counted against the total number authorized from grant until exercise or expiration, lapse, cancellation, surrender or other forfeiture, as applicable.

         3.6 PERMANENT DEDUCTION. Upon exercise of Options, lapse of restrictions on Restricted Stock, and issuance of Shares in payment of SARs and Performance Units, the number of Shares issued upon such exercise or payment, or that become vested upon such lapsing, shall be permanently deducted from the Authorized Shares. Likewise, upon exercise of SARs and vesting of Performance Units, the number of SARs and Performance Units exercised shall be permanently deducted from the number authorized.

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         3.7 REVERSAL. Upon expiration without exercise, lapse, cancellation, surrender or other forfeiture of any Options or Restricted Stock, the provisional deduction against the Authorized Shares shall be reversed. Upon expiration without exercise, lapse, cancellation, surrender or other forfeiture of any of any SARs or Performance Units, the provisional deduction against the number authorized shall be reversed. The Authorized Shares covered by any such reversal of a provisional deduction shall immediately become available for the granting and Payment of Awards, and the SARs and Performance Units covered by any such reversal of a provisional deduction shall immediately become available for grant. No permanent deduction shall be made, and provisional deductions against Authorized Shares shall be reversed, to the extent that the exercise price of Options and/or the withholding taxes with respect to the exercise of any other Award are paid through the delivery to the Company of already owned Shares and/or, as applicable, through the withholding by the Company of Shares from the total number of Shares with respect to which the Options are exercised or that are granted as Restricted Stock.

         4   ADMINISTRATION OF THE PLAN

         4.1 PROCEDURE. The Plan shall be administered by the Board or the Board may, in its discretion, appoint one or more Committees to administer the Plan; provided that no member of the Board or the Committee shall vote with respect to the granting of Awards to himself.

             4.1.1 The members of any Committee shall be appointed by the Board for such term as the Board may determine. The Board may from time to time remove members from, or add members to, a Committee. Vacancies on a Committee, however caused, may only be filled by the Board.

             4.1.2 With respect to Awards to Section 16 Persons, there shall be a Committee constituted at all times solely of two or more non-employee directors so as to meet the disinterested administration requirements of Rule 16b-3, and with respect to the Company's officers who are subject to Section 162(m), there shall be a Committee of outside directors as required by Section 162(m), so long as any of the Company's equity Securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

         4.2 POWERS OF THE COMMITTEE. To the extent not inconsistent with this Plan, the Committee shall have the authority, in its sole discretion:

             4.2.1 Consistent with the definition of Fair Market Value, to determine Fair Market Value;


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                  4.2.2 To determine the eligibility of Employees to be granted
         Awards;

                  4.2.3 To determine whether Awards will be granted, when Awards will be granted and to whom Awards will be granted;

                  4.2.4 To determine the number of Shares to be covered by each Option, and the number of Shares of Restricted Stock, SARs and Performance Units, if any, to be granted in any Award.

                  4.2.5 To determine the terms and conditions of any Awards, including, but not limited to, the Share or exercise price (provided that Options shall have an exercise price of no less than Fair Market Value at the time of grant and Restricted Stock shall have a purchase price of no less than par value of the Shares) and any restrictions or limitations, or any vesting, acceleration of vesting, extending of the time within which an Award must be exercised (if applicable) or waiver of forfeiture or other restrictions regarding any Award, and/or the Shares relating thereto, based in each case on such factors as the Committee shall determine in its sole discretion;

                  4.2.6 To determine whether, to what extent and under what circumstances grants of Stock Options and/or other Awards are to be made and operate on a tandem basis with respect to other Awards under the Plan and/or cash awards made outside of the Plan, or on a cumulative, additive basis; and

                  4.2.7 To adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and otherwise supervise the administration of the Plan.

         4.3 EFFECT OF BOARD AND COMMITTEE DECISIONS. All decisions, determinations and actions of the Board and the Committee in connection with the construction, interpretation, administration, application, operation and implementation of the Plan shall be final, conclusive and binding on the Company, its stockholders and Subsidiaries, all Employees and Awardees and the respective legal representatives, heirs, successors and assigns of all of the foregoing and all other persons claiming under or through any of them.

         4.4 EXCULPATION AND INDEMNIFICATION. No member of the Board or the Committee, and no Employee or other agent acting on behalf of the Board or the Committee, shall be personally liable for any decision, determination or action made or taken, or failed to be made or taken, with respect to this Plan or any Award granted hereunder, and the Company shall fully protect each such person in respect of any such

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decision, determination or action and shall indemnify each such person against any and all claims, losses, damages, expenses and liabilities arising from or in connection with any such decision, determination or action. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         5   ELIGIBILITY

         Awards may be granted to any Employee who, in the sole judgment of the Committee, has contributed or may contribute to the success and growth of the Company or a Subsidiary. The existence of this Plan shall not create in any Employee any right to be granted an Award hereunder, and neither the existence of this Plan nor the granting of any Awards to any Employee hereunder shall confer upon such Employee any right with respect to continuation of the employment of such Employee by the Company or any Subsidiary or shall in any way interfere with or limit the right which such Employee, the Company or any Subsidiary may otherwise have to terminate such employment at any time with or without cause. Upon the termination of any Employee's employment with the Company or any Subsidiary, neither the Company nor any Subsidiary shall have any liability or obligation to such Employee under this Plan or any Awards granted to such Employee hereunder except to issue the appropriate number of Shares to such Employee upon the exercise of any Award granted to such Employee under this Plan prior to such termination of employment, provided that such exercise is duly and timely made in accordance with the provisions of this Plan and such Award.

         6   STOCK OPTION RULES AND CONDITIONS

         The grant of Stock Options shall be upon the following rules and conditions:

         6.1 OPTION GRANTS. Stock Options may be granted alone, in addition to, or in tandem with SARs granted under the Plan and/or cash awards made outside the Plan. Stock Options granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be Tax Qualified Options or Options which are not Tax Qualified Options. The Committee shall have the authority to grant Tax Qualified Options to any eligible Employee who also meets any special eligibility requirements imposed by applicable provisions of the Code. Stock Options granted under the Plan shall be subject to all applicable terms and conditions contained in the Plan and such other additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.


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         6.2 TERM OF OPTIONS. Except as otherwise specified by the Committee at the time of grant and reflected in the Award Agreement evidencing such Option, the term of each Option shall be ten (10) years from the date of grant, provided that the Committee, if it intends that a particular Option qualify as a Tax Qualified Option, shall observe such restrictions on the term of such Option as may be imposed by the Code in order for such Option so to qualify. Each Option shall continue in effect in accordance with its terms notwithstanding that the Plan may be terminated prior to the expiration of the term of such Option.

         6.3 EXERCISE PRICE. The exercise price for the Shares subject to an Option shall be determined by the Committee at the time of grant of an Option and reflected in the Award Agreement evidencing the same; provided that in no event shall such exercise price be less than the Fair Market Value determined with reference to the date of grant of such Option.

         6.4 PAYMENT OF EXERCISE PRICE.

             6.4.1 ACCEPTABLE FORMS OF CONSIDERATION. Except as otherwise specified by the Committee at the time of grant and reflected in the Award Agreement evidencing such Option, the following forms of consideration will be accepted in payment of the exercise price for an Option and of the taxes required to be withheld in connection with such exercise: (i) cash, (ii) personal check, (iii) bank cashier's check,
         (iv) already owned Shares (duly endorsed for transfer with signature guaranteed if required by the Committee), (v) Shares withheld from the Shares to be issued upon exercise of the Option, (vi) a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement approved in advance by the Committee in its sole discretion, of Shares to be issued upon exercise of the Option, or (vii) any combination of the foregoing.

             Any election by a Section 16 Person to use already owned
         Shares, to have Shares withheld from those issuable upon such exercise or to provide a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement, of Shares to be issued upon exercise of an Option will not be accepted if under Securities Law Requirements such a transaction would be matched with such exercise to result in "short-swing" profit liability under
         Section 16(b) of the Act on the part of such Section 16 Person with respect to such transaction and must otherwise be in accordance with the applicable requirements of Rule 16b-3.

             6.4.2 WITHHOLDING TAX LOANS. The Committee may determine at the time of grant of an Option to permit the Optionee to, and if the Committee so determines

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         shall provide in the Award Agreement evidencing such Option that such
         Optionee may, borrow from the Company an amount sufficient to pay the taxes required to be withheld in connection with the exercise of such an Option, with each such borrowing to be evidenced by a promissory note of the Optionee payable to the order of the Company. Except as may otherwise be specified by the Committee at the time of grant thereof and reflected in the Award Agreement evidencing an Option, each such loan shall be for a term of five (5) years at a rate of interest equal to the rate which the Company's then primary domestic commercial lender lends to the Company, with payments of interest on such loan due quarterly and payments toward the principal of such loan due, to the extent of the net proceeds therefrom, within fifteen (15) days after any disposition by the Optionee of any Common Stock acquired upon exercise of any stock option granted by the Company to the Optionee pursuant to this Plan or otherwise (excluding any disposition of such Common Stock by gift or to the Company in payment of the exercise price of a stock option granted by the Company to the Optionee pursuant to this Plan or otherwise and/or any related withholding taxes), provided that the entire unpaid principal balance shall be due at the earlier of
         (i) the expiration of the five (5) year term, or (ii) the termination of the Optionee's Continuous Employment (other than by reason of Optionee's "disability" (as defined in Section 6.6) or "retirement" (as defined in Section 6.7).

             6.4.3 COMPANY WITHHOLDING OF TAXES. If, upon being notified by the Company of the amount of the taxes required to be withheld in connection with an exercise of an Option, the Optionee fails promptly to pay, or to make arrangements acceptable to the Company for the payment of, such taxes, the Company shall have the right not to issue the Shares or to elect (but shall be under no obligation) to cover such taxes through:

             6.4.3.1 withholding Shares from those issuable upon such exercise, provided that any such election so to withhold Shares with respect to the exercise of an Option by a Section 16 Person shall be effective only if made in accordance with the applicable requirements of Rule 16b-3; and/or

             6.4.3.2 deducting such taxes from any amounts payable in cash to the Optionee by the Company for any reason as of the time of such exercise or any time thereafter.

             6.4.4 VALUATION OF SHARES DELIVERED OR WITHHELD. Where already owned Shares, or Shares withheld from those issuable upon such exercise, are used in payment of the exercise price and/or related withholding taxes, such Shares shall be valued at Fair Market Value determined with reference to the date of exercise.

             6.4.5 DELIVERY OF ALREADY OWNED SHARES. Where the person exercising an Option elects to use already owned Shares in full or partial payment of the exercise price and/or related withholding taxes, the Committee may accept, in lieu of physical delivery of the certificates evidencing such Shares, such constructive delivery of such Shares as may be satisfactory to the Committee.

         6.5 METHOD OF EXERCISE.

             6.5.1 PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Options shall be exercisable at such times and under such conditions as determined by the Committee and as permitted under the Plan. In order to exercise an Option, the Optionee shall deliver to the Company written notice of the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the aggregate exercise price for the Shares so to be acquired. To constitute an effective exercise of an Option, such notice and payment shall be addressed to the attention of the Treasurer of the Company and must be received at the principal executive office of the Company by 5:00 p.m., local time, on the date of expiration or termination of the Option.

             6.5.1.1 Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the certificate evidencing such Shares, no right to vote or receive dividends nor any other rights as a stockholder shall exist with respect to the Optioned Stock notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11.

             6.5.1.2 Exercise of an Option shall result in a decrease in the number of Shares which thereafter shall be available for exercise under such Option by the number of Shares as to which the Option is exercised, including any Shares withheld from the Shares to be issued pursuant to such exercise to cover the exercise price and/or related withholding taxes.

             6.5.2 TERMINATION OF EMPLOYMENT. Except as may otherwise be specified by the Committee at the time of grant and reflected in the Award Agreement evidencing such Option, upon the termination of an Optionee's Continuous Employment (other than by reason of the Optionee's death, disability or retirement), he may exercise his Option (to the extent that he was entitled to exercise it at the time of such termination of employment) until the earlier of (i) the date thirty
         (30) days (or such longer period of time as is determined by the Committee in its sole discretion at the time of such termination of employment, provided that if the

         Committee intends that a particular Option continue to qualify as a Tax Qualified Option, the Committee shall observe such restrictions as may be imposed by applicable tax laws on the post-termination period within which a Tax Qualified Option may be exercised if it wishes to ensure that any post-termination exercise of such Option is made only within the period permitted by such laws) after the effective date of the termination of his employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates; provided, however, that if the Optionee is terminated by the Company for Misconduct, then such Option shall terminate effective as of the time of the conduct constituting such Misconduct. As used in this Plan, "Misconduct" means that the Optionee has engaged in Prohibited Conduct, committed an act of embezzlement, fraud or theft with respect to the property or business of the Company or a Subsidiary or deliberately disregarded the rules of the Company or a Subsidiary in such a manner as to cause material loss, damage or injury to or otherwise endanger the property, reputation, employees or business prospects of the Company or a Subsidiary. The Committee shall determine whether an Optionee's employment was terminated by reason of Misconduct. In making such determination, the Committee may, but shall not be required to, give the Optionee an opportunity to be heard and to present evidence on his behalf.

             6.5.3 DEATH OF OPTIONEE. Except as may otherwise be specified by the Committee at the time of grant and reflected in the Award Agreement evidencing such Option, upon the death of an Optionee:

             6.5.3.1 who is at the time of his death in the employ of the Company or a Subsidiary and who shall have been in Continuous Employment since the date of grant of the Option, the Option may be exercised (to the extent the Optionee would have been entitled to do so had he continued living and terminated employment six (6) months after the date of death) by his Successor until the earlier of (A) the date six (6) months (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) following the date of the Optionee's death or (B) the expiration date of such Option, and the Option shall terminate on the earlier of such dates; or

             6.5.3.2 within one (1) month after the termination of Continuous Employment other than termination by the Company or a Subsidiary for Misconduct or due to disability, the Option may be exercised (to the extent the Optionee was entitled to do so at the date of termination of Continuous Employment) by his Successor until the earlier of (A) the date six (6) months following the date of the Optionee's death (or, if the Committee intends that a particular Option qualify as a Tax Qualified

         Option, such lesser period of time within which the applicable tax laws may require that the Option be exercised in order for such Option so to qualify) or (B) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

         6.6 DISABILITY OF OPTIONEE. Except as may otherwise be specified by the Committee at the time of grant and reflected in the Award Agreement evidencing such Option, if an Optionee's Continuous Employment terminates due to his having become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code ("disability"), the Option may be exercised (to the extent the Optionee was entitled to do so as of the effective date of the termination of his employment by reason of such disability) until the earlier of (i) the date one (1) year after the effective date of such termination of his employment or
(ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

         6.7 RETIREMENT OF OPTIONEE. Except as may otherwise be specified by the Committee at the time of grant and reflected in the Award Agreement evidencing such Option, if an Optionee's Continuous Employment terminates by reason of (A) his retirement at any age entitling him to benefits under the provisions of any retirement plan of the Company or any Subsidiary in which such Optionee participates; or (B) retirement at any time after attaining age 65 (whichever circumstance is applicable constituting "retirement"), the Option may be exercised (to the extent the Optionee shall be entitled to do so as of the effective date of the termination of his employment by reason of such retirement) until the earlier of (i) one (1) year after the effective date of the termination of his employment or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

         6.8 NONTRANSFERABILITY OF OPTIONS. Unless the Committee determines otherwise at or after the date of grant, and further subject to the availability of an exemption from registration or if the transferee is an employee as defined in instruction A(1)(a) to Form S-8, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Optionee except at death by will or by the laws of descent and distribution and may be exercised during the life of the Optionee only by the Optionee. No lien, obligation or liability of an Optionee or a Successor shall attach to or otherwise encumber the right and interest of such Optionee or Successor in and to any Options outstanding under the Plan.

         7   STOCK APPRECIATION RIGHTS RULES AND CONDITIONS

         The grant of SARs shall be subject to the following rules and conditions:

         7.1 STOCK APPRECIATION RIGHT GRANTS. SARs shall be evidenced by Award Agreements. Such Agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. The Committee may grant SARs to eligible Employees separately ("Free-Standing SAR") or in tandem with all or a portion of a grant of Stock Options under the Plan ("Tandem SAR"). SARs shall be subject to the terms and conditions of this
Section 7, the same terms and conditions applicable to the Plan generally and to Stock Options as stated in Section 6, including, but not limited to, those governing term, withholding taxes, termination, disability and death. Without limiting the generality of the foregoing, no SAR shall be exercisable unless the Awardee shall have completed a six (6) month period of Continuous Employment immediately following the date on which the SAR is granted.

         Tandem SARs shall cover the same Shares covered by the related Options and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Options. A Tandem SAR may be granted either at the time of the grant of the Option with which it operates or at any time thereafter during the term of the Option but shall be capable of being exercised only to the extent that the related Stock Option is capable of being exercised.

         7.2 EXERCISE OF FREE-STANDING SARS. Upon the exercise of a Free-Standing SAR, the Awardee shall receive from the Company an amount equal to the excess of the Fair Market Value of one share of Common Stock determined with reference to the date the right is exercised over the Fair Market Value of one share of Common Stock determined with reference to the grant date multiplied by the number of Free-Standing SARs. Payment may be made in cash, or shares of Common Stock or Restricted Stock (the number of Shares of Common Stock or Restricted Stock shall be determined based on their Fair Market Value determined with reference to the date the Free-Standing SAR is exercised), or in a combination of the foregoing, at the discretion of the Committee.

         7.3 EXERCISE OF A TANDEM SAR. An Awardee may elect to exercise either a Tandem SAR or the related Option, but not both. Upon the exercise of a Tandem SAR, the Awardee shall be deemed to have automatically surrendered to the Company, unexercised, the related Option to the extent of the number of SARs being exercised, and the Awardee shall receive from the Company an amount equal to the excess of the Fair Market Value of one share of Common Stock determined with reference to the date the right is exercised over the exercise price of the surrendered Options multiplied times the number of Tandem SARs. Payment may be made in cash, or shares of Common Stock or

Restricted Stock (the number of Shares shall be determined based on their Fair Market Value determined with reference to the date the Free-Standing SAR is exercised), or in a combination of the foregoing, at the discretion of the Committee.

             7.3.1 Upon the exercise of a Tandem SAR, the provisional reduction in the number of Authorized Shares for the related Options surrendered, shall be reversed.

             7.3.2 If an Option related to a Tandem SAR is exercised, the related Tandem SAR shall be deemed to have been automatically surrendered to the Company, unexercised, and the provisional reduction in the number of authorized SARs shall be reversed.

         7.4 EXPIRATION. To the extent that a SAR has not been exercised or surrendered prior to its expiration, the SAR will be exercised automatically and if the SAR is a Tandem SAR, the related Options will be deemed to have been automatically surrendered.

         8   RESTRICTED STOCK RULES AND CONDITIONS

         The grant of Restricted Stock shall be upon the following rules and conditions:

         8.1 RESTRICTED STOCK GRANTS. Grants of Restricted Stock shall be evidenced by Award Agreements. Such Agreements shall conform to the requirements of the Plan and may contain such other provisions and restrictions as the Committee shall deem advisable. The Award Agreement shall specify the duration of the restricted period and the performance and/or employment conditions under which the Restricted Stock may be forfeited to the Company, including forfeiture in accordance with Section 8.4. The Restricted Stock may be made subject to Performance Goals.

         8.2 ISSUANCE OF RESTRICTED STOCK. Upon determination of the number of Shares of Restricted Stock to be granted to an Awardee and the payment by the Awardee of the purchase price (which shall no less than par value), both of which terms shall be set forth in the Award Agreement, the Committee shall direct that a certificate representing the number of Shares of Common Stock be issued to the Awardee with the Awardee as the registered owner. The certificate representing such Shares shall either be legended as to sale, transfer, assignment, pledge or other encumbrance during the restricted period and/or, at the election of the Committee in its sole discretion as to any such Shares, deposited by the Awardee, together with a stock power endorsed in blank, with the Company.

         8.3 RIGHTS. An awardee of Restricted Stock will generally have the rights of a stockholder, however the Committee shall determine at the time of Award, and the Award Agreement shall specify, whether during the restricted period, the Awardee shall have the right to receive dividends from and to vote the Shares of Restricted Stock during the restricted period. Shares of Restricted Stock shall not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until all of the restrictions imposed on such shares have lapsed and the applicable restriction period has ended.

         8.4 RESTRICTED PERIOD. If an Awardee terminates employment with the Company or is terminated by the Company for any reason before the expiration of the restricted period, all shares of Restricted Stock still subject to restriction shall be forfeited (the Committee, in its discretion, may terminate the restricted period and end all restrictions upon the Company's termination of Awardee). In addition, in the event of any attempt by the Awardee to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited. The restricted period for any Awardee shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse, upon the Participant's death, disability (as defined in Section 6.6) or upon a Change in Control.

         8.5 DELIVERY. At the end of the restricted period, the restrictions imposed under this Section 8 and in the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock, as determined by the Committee, and the legend shall be removed with the Shares delivered, as the case may be, with respect to such number. The Committee may in its sole discretion modify or accelerate the vesting of Shares of Restricted Stock. Any withholding taxes due from the Awardee must paid to the Company when the same are due.

         9    [This section is reserved for use by future amendment]

         10   PERFORMANCE UNITS RULES AND CONDITIONS

         The grant of Performance Units shall be upon the following rules and conditions:

         10.1 PERFORMANCE UNITS GRANTS. The Committee may grant Performance Units to eligible Employees in such number as the Committee determines, taking into account such factors as the Committee deems relevant. Normally, Performance Units will be granted only at the beginning of each Performance Cycle except in cases where a prorated grant may be made in mid-cycle to a newly eligible Employee or an Employee whose job responsibilities have significantly changed during the cycle. Each grant of Performance Units shall be evidenced by an Award Agreement. The Award Agreement shall conform to the requirements of the Plan and may contain such other provisions and restrictions as the Committee shall deem advisable. The Award Agreement shall specify the Performance Goals and vesting schedule applicable to the Award.

         10.2 VESTING. The Committee shall adopt a vesting schedule for each year of a Performance Cycle. Vesting of Performance Units for each year may (i) occur automatically after an eligible Employee has completed the specified period of Continuous Employment with the Company or any of its Subsidiaries from the date of grant of such Performance Units, (ii) be contingent upon attaining certain Performance Goals, or (iii) occur at such other times or subject to such other criteria as the Committee may determine. The Committee may, in its discretion, alter the vesting guidelines in the event of unusual circumstances provided that to the extent applicable any such discretion shall be exercised in a manner consistent with Section 162(m). Vesting of Performance Units with respect to Participants who begin participation or receive an additional grant of Performance Units during the Performance Cycle will be determined by the Committee at the time of grant. Notwithstanding the foregoing vesting provisions, all unvested Performance Units shall become fully vested on a pro rata basis measured in the nearest whole year between the date of grant and the date of a Change in Control. In the event of termination of the Awardee's employment within two (2) years following a Change in Control for any reason other than Prohibited Conduct, or by the Awardee after a demotion, pay cut or relocation, all unvested Performance Units shall become fully vested on a pro rata basis measured in the nearest whole year between the date of a Change in Control and such termination.

         10.3 INITIAL VALUE. Each Performance Unit shall have an initial value of one hundred dollars ($100) as of the date of the grant. The initial value shall be adjusted upward or downward as of any relevant Valuation Date based on the Company's Performance Ranking Position for the applicable Performance Cycle compared to the Performance Ranking Position of the Performance Peer Group, based on the following schedule:

               Company's Performance                   Adjusted
               Ranking Position                        Value
               ---------------------                   ----------

               1st Quartile                            $150
               2nd Quartile                             100
               3rd Quartile                              50
               4th Quartile                               0


         10.4 PAYMENT. The Committee shall certify in writing the Company's Performance Ranking Position and the attainment of the applicable Performance Goals prior to payment of any Performance Units. In no event will an Award be payable under this
Section 10 if the Company's Performance Ranking Position is in the fourth (4th) quartile. For each vested Performance Unit for which all Performance Goals have been satisfied, the Awardee shall receive from the Company a payment equal to the product of the Adjusted Value and the number of vested Performance Units. Such payment shall be made as soon as practicable following the applicable Valuation Date, subject to the payment of all withholding taxes. Payments may be made, in the Committee's sole discretion, determined at the time of grant and reflected in the Award Agreement, in cash, Shares or a combination thereof.

         10.5 LOSS OF AWARD. Unvested Performance Units shall be canceled upon an Awardees retirement, death, disability (as defined in Section 6.6), and upon termination of employment by the Awardee or the Company. No payment shall be made for such canceled Performance Vested Performance Units will be paid in to an Awardee's Successor upon an Awardee's death.

         10.6 CHANGE IN CONTROL. Notwithstanding any other provision of this
Section 10 to the contrary, upon a Change in Control, the current Performance Cycle shall immediately end, all Performance Units shall vest and shall be paid in cash to Awardees based on a value of one hundred fifty dollars ($150) per Unit.

         10.7 SECTION 162(m) PERFORMANCE GOALS. For purposes of qualifying grants of Performance Units as "performance-based compensation" under section 162(m) of the Code, the Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units to qualify as "performance-based compensation" under section 162(m) of the Code, and shall follow any procedures necessary or appropriate to ensure qualification of the Performance Units under section 162(m) of the Code.

         11   ADJUSTMENTS

         11.1 GENERAL ADJUSTMENTS. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting the Common Stock, the Board shall make appropriate adjustment in the number and kind of Authorized Shares, and any adjustments to outstanding Awards, as it determines appropriate under the circumstances, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number.

         11.2 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, treat such event as a "change in control" and adjust all outstanding Awards in accordance with the provisions of Section 11.3.

         11.3 SPECIAL ADJUSTMENTS UPON CHANGE IN CONTROL. In the event of a "Change in Control" of the Company (as defined in Section 11.4), unless otherwise determined by the Board in its sole discretion prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply to Options and SARs (Restricted Stock and Performance Units having been addressed elsewhere in this Plan):

              11.3.1 Any Options or SARs outstanding as of the date of such Change in Control that are not yet fully vested on such date shall become fully vested; and

              11.3.2 The value of all outstanding Options or SARs , measured by the excess of the "Change in Control Price" (as defined in Section 11.5) over the exercise price of the Option or the Fair Market Value of the Common Stock determined with reference to the grant date in the case of Free-Standing SARs, shall be cashed out. The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to his Successor.

         11.4 DEFINITION OF "CHANGE IN CONTROL". For purposes of this Section 11, a "Change in Control" means the happening of any of the following:

              11.4.1 When any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, a Subsidiary or a Company or Subsidiary employee benefit plan, including any trustee of such a plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated by the Commission under the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities(or in the case of any stockholder which is the beneficial owner of such amount of securities at the effective date of this Plan, becomes the beneficial owner, directly or indirectly, of any additional securities of the Company representing any voting power); or

              11.4.2 The consummation of a transaction requiring stockholder approval and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation.

         11.5 DEFINITION OF "CHANGE IN CONTROL PRICE". For purposes of this
Section 11, "Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share, as reported by the Nasdaq Stock Market's National Market System, any stock exchange on which the Shares are listed or any other recognized securities market on which the Shares are traded, at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control, at any time within the Sixty-Day Period.

         12   TIMING OF GRANTING OF AWARDS

         The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award. Notice of such determination shall be given to each Employee to whom an Award is granted within a reasonable time after the date of such grant.

         13   AWARD AGREEMENTS

         As a condition to the effectiveness of each grant of an Award under this Plan, the Awardee shall enter into a written Award Agreement in such form as may be prescribed by the Committee from time to time with respect to Stock Options, Restricted Stock, SARs and Performance Units. Subject to the provisions of Section 18, each such Award Agreement shall contain such provisions as are required to conform to the terms of the Plan and may contain such additional provisions not inconsistent with the terms of the Plan as the Committee may from time to time authorize. Each Award Agreement evidencing the grant of an Award to a Section 16 Person shall also provide, if not otherwise exempt from the short swing profit provisions of Section 16(b) of the Act under the provisions of Rule 16b-3, for such minimum holding period from the date of the grant of the Award to the disposition of any Shares acquired pursuant to the Award as may be required by Rule 16b- 3.

         14   CONDITIONS UPON ISSUANCE OF SHARES

         14.1 Shares shall not be issued with respect to any Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable Securities Law Requirements and all other applicable provisions of law, including, without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         14.2 As a condition to the exercise of an Award or the issuance of Shares upon exercise of an Award, the Company may require the person exercising such Award to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned Securities Law Requirements and other laws, which may include, without limitation, representations and warranties that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

         14.3 The Company shall not have any liability to any Awardee in respect of any delay in the sale or issuance of Shares hereunder until the Company is able to obtain authority from any governmental authority (domestic or foreign) or self-regulatory organization having jurisdiction thereover, which authority is deemed by the Company's counsel to be necessary to the lawful sale and issuance of such Shares, or any failure to sell or issue such Shares as to which such requisite authority the Company is unable to obtain.

         15   FORFEITURE OF AWARDS AND REALIZED BENEFITS

         15.1 LOSS OF UNEXERCISED OPTIONS OR OTHER AWARDS. In addition to any other similar provision of the Plan, if an Awardee holding an outstanding Award engages, without the written consent of the Company as authorized by the Committee, in any of the following conduct (any such conduct being referred to as "Prohibited Conduct") at any time during the period beginning on the date the Awardee first entered the employ of the Company or a Subsidiary and continuing for so long as any portion of such Award remains outstanding or unexercised or paid (the "Grant Period"):

              15.1.1 rendering services for any organization or engaging directly or indirectly in any business which, in the sole judgment of the Committee, is or becomes competitive with the Company or a Subsidiary, or where such rendering of services or engaging in business, in the sole judgment of the Committee, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary; provided that the ownership (legal and/or beneficial) of a not more than ten percent (10%) equity interest in any organization or business whose equity is listed on a recognized securities exchange or traded over-the-counter shall not constitute Prohibited Conduct within the meaning of this Section 15;

              15.1.2 disclosing to anyone outside the Company or any Subsidiary, or use in other than the business of the Company or any Subsidiary, any confidential or proprietary information relating to the business of the Company or any Subsidiary, acquired by the Awardee either during or after employment with the Company or a Subsidiary;

              15.1.3 except as may otherwise be permitted by any agreement otherwise made by the Company or a Subsidiary with the Awardee, failing to disclose fully and promptly in writing and assign to the Company or to the Subsidiary by which the Awardee is or was employed all right, title and interest in any discovery, invention, process, method, improvement or idea, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice, made or conceived by such person during employment by the Company or such Subsidiary, relating in any manner to the actual or contemplated business, research or development work of the Company or such Subsidiary or to do anything reasonably necessary to enable the Company or such Subsidiary to secure a patent, copyright or similar protection in the United States of America and/or in foreign countries as the Company or such Subsidiary may elect; or

              15.1.4 inducing or attempting to induce any customer or supplier of the Company or a Subsidiary to breach any contract with the Company or a Subsidiary or otherwise terminate its relationship with the Company or a Subsidiary;

then the Committee shall have the right, upon determining that the Awardee has engaged in any Prohibited Conduct at any time during the Grant Period (in making such determination, the Committee may, but shall not be required to, give the Awardee an opportunity to be heard and to present evidence on his behalf), to declare the Award forfeited and canceled effective as of the time of the conduct constituting such Prohibited Conduct.

         15.2 AWARDEE CERTIFICATION UPON EXERCISE. Each time an Award is exercised or paid, the Awardee shall be deemed to certify to the Company that such Awardee did not, without the written consent of the Company as authorized by the Committee in its sole discretion, engage in any Prohibited Conduct at any time during the period beginning on the date the Awardee first entered the employ of the Company or a Subsidiary and ending on the date of such exercise (the "Pre-Exercise Period").

         15.3 LOSS OF REALIZED BENEFITS. In the event that the Committee determines with respect to a particular exercise or payment of an Award that the Awardee engaged in any Prohibited Conduct at any time during the Pre-Exercise Period or within one (1) year after such exercise (in making such determination, the Committee may, but shall not be required to, give the Awardee an opportunity to be heard and to present evidence on his behalf), such Awardee shall be liable to the Company to repay any cash proceeds received on an exercise or payment of an Award and (i) to the extent such Awardee has, prior to his receipt of the "Forfeiture Notice" (as defined below), disposed of any Shares acquired through such exercise, for payment to the Company of an amount in cash equal to the excess of (A) the net cash proceeds from such disposition (or if such Shares were

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



disposed of other than for cash, the aggregate Fair Market Value of such Shares determined with reference to the date of disposition) over (B) that portion of the sum of the cash and the aggregate Fair Market Value determined with reference to the exercise date of any already owned Shares used by the Awardee to pay the exercise price for such Shares (such sum being referred to as the "Exercise Payment") which is allocable to the Shares disposed of in the proportion that such number of Shares bears to the total number of Shares issued pursuant to such Award exercise or payment, and (ii) to the extent such Awardee still owns, at the time he receives the Forfeiture Notice, any Shares acquired through such exercise, at the option of the Committee, either (A) for the return of such Shares to the Company in exchange for a cash refund from the Company to such Awardee in an amount equal to that portion of the Exercise Payment which is allocable to the Shares still owned in the proportion that such number of Shares bears to the total number of Shares issued pursuant to such Award exercise (such portion being referred to as the "Retained Shares Exercise Payment"), or (B) for payment to the Company of an amount in cash equal to the excess of the aggregate Fair Market Value determined with reference to the exercise date of the Shares still owned over the Retained Shares Exercise Payment. To enforce such liability against such Awardee, the Committee shall notify the Awardee thereof in writing within three (3) years of the date of the affected Award exercise, which notice (the "Forfeiture Notice") shall include a statement of the form of payment which the Committee has elected to receive from the Awardee with respect to Shares still owned by the Awardee. Within ten (10) days after receiving the Forfeiture Notice, the Awardee shall make full payment of such liability to the Company in cash or, to the extent such Awardee still owns Shares acquired through the affected exercise and the Committee elects in the Forfeiture Notice to receive such Shares, stock certificates evidencing such Shares still owned by the Awardee (duly endorsed for transfer with signature guaranteed). In the event that the Committee elects to receive, and the Awardee returns, Shares, the Company shall make the refund payment required to be made to the Awardee with respect to such Shares upon the Company's receipt of such Shares as hereinabove required.

         15.4 CUMULATIVE RIGHTS. The obligation of an Awardee under this Section 15 to refrain from Prohibited Conduct is in addition to, and does not in any way supersede or diminish, any other obligation of such Awardee with respect to such matters which such Awardee may owe to the Company, any Subsidiary or any other person under any agreement, applicable law or otherwise (a "Similar Obligation"). Any action taken by the Company or the Committee to enforce, compromise, settle or waive the provisions of this Section 15 with respect to any particular event constituting Prohibited Conduct shall not in any way affect the rights of the Company, the Committee, any Subsidiary or any other person against an Awardee with respect to any other event constituting, or any other liability of an Awardee arising from such, Prohibited Conduct or any Similar Obligation, nor shall any action taken or failed to be taken by the Company, any Subsidiary or any other person against an Awardee to enforce, compromise, settle or waive any Similar Obligation have any effect on the rights of the Company and the Committee under this Section 15.

         16   RESERVATION OF SHARES

         The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         17   EFFECTIVENESS OF PLAN

         This Plan was adopted by the Board on, and shall be effective as of, April 12, 1999; provided, however, that any Awards granted hereunder shall not be exercisable unless and until, and this Plan and all such Awards shall automatically terminate if the Plan is not, approved, within one (1) year of the date of adoption of the Plan, by the holders of the outstanding Shares of the Company present and voting, in person or by proxy, at a duly held meeting of the Company's stockholders or any adjournment thereof and by such percentage of such quorum of such stockholders as may be required by applicable Securities Law Requirements or by written consent if permitted. Once so approved by the stockholders of the Company, the Plan shall continue in full force and effect until (i) terminated by resolution of the Board, or (ii) both (A) all Awards granted under the Plan have been exercised in full, and (B) no Authorized Shares, SARs or Performance Units remain available for the granting of additional Awards. The termination of the Plan shall not affect Awards already granted, which Awards shall remain in full force and effect in accordance with their respective terms as if this Plan had not been terminated.

         18   AMENDMENT OF PLAN AND OUTSTANDING AWARDS

         The Board may, in its sole discretion, amend the Plan from time to time, provided that any amendment which any other Securities Law Requirement or
Section 162(m) of Code requires be approved by the stockholders of the Company shall be made only with the approval of such stockholders. Amendments to the Plan shall apply prospectively to all Awards then outstanding under the Plan, except in the case of any amendment which is adverse to an Awardee, in which case the amendment shall apply with respect to the outstanding Awards held by the adversely affected Awardee only upon the consent of such Awardee to such amendment. In exercising its authority under this Section to amend outstanding Awards, the Committee likewise may make an amendment which adversely affects the Awardee only upon the consent of such Awardee to such amendment. Notwithstanding the provisions of this Section 18, the consent of the Awardee shall not be required with respect to an amendment to the Plan or to any outstanding Award which is

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made in order to comply with Securities Law Requirements or Section 162(m) of the Code, or which causes a Tax Qualified Option no longer to qualify as such.

         19   GENERAL PROVISIONS

         19.1 GRANTS TO FOREIGN EMPLOYEES. Notwithstanding any other provision of this Plan to the contrary but subject to applicable Securities Law Requirements and tax laws, to the extent deemed necessary or appropriate by the Committee in its sole discretion in order to further the purposes of the Plan with respect to Employees who are foreign nationals and/or employed outside the United States of America, an Award granted to any such Employee may be on terms and conditions different from those specified in this Plan in recognition of the differences in the laws, tax policies and customs applicable to such an Employee, without the necessity of the Plan being amended to provide for such different terms and conditions.

         19.2 NATURE OF BENEFITS. Benefits realized by an Awardee under this Plan or any Award granted hereunder shall not be deemed a part of such Awardee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided to such Awardee by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines in its sole discretion that an Award or portion thereof should be so included in order accurately to reflect competitive compensation practices or to recognize that an Award has been granted in lieu of a portion of competitive annual cash compensation.

         19.3 DETERMINATION OF DEADLINES. If any day on or before which action under this Plan or any Award granted hereunder must be taken falls on a Saturday, Sunday or Company-recognized holiday, such action may be taken on the next succeeding day which is not a Saturday, Sunday or Company-recognized holiday; provided, however, that the provisions of this Section 19.3 shall not apply to, and shall not extend the time for exercise of, any Award which is terminated for Misconduct or for Prohibited Conduct.

         19.4 GOVERNING LAW. To the extent that federal laws (such as the Act or the Code) or the Delaware General Corporation Law do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Ohio and construed accordingly.

         19.5 GENDER AND NUMBER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         19.6 CAPTIONS. The captions contained in this Plan are for convenience of reference only and do not affect the meaning of any term or provision hereof.

         19.7 UNFUNDED OBLIGATIONS. Any amounts to be paid to Awardees pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Awardee account shall not create or constitute a trust or a fiduciary relationship between the Committee, the Company or any Subsidiary and an eligible Employee, or otherwise create any vested or beneficial interest in any Awardee or the Awardee's Beneficiary or the Awardee's creditors in any assets of the Company or its Subsidiaries whatsoever. The Awardees shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.


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